                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): March 24, 1999
                                                         -----------------

                          HomeCom Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       0-29204               58-2153309
-------------------------------------------------------------------------------
(State or Other Jurisdiction of   (Commission file Number)    (I.R.S. Employer
 Incorporation or Organization                               Identification No.)


3535 Piedmont Road, Atlanta, Georgia                                  30305
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


     Registrant's telephone number, including area code: (404) 237-4646
                                                        -------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On November 6, 1998, HomeCom Communications, Inc., a Delaware corporation (the "Company") signed a definitive agreement and plan of merger (the "Merger Agreement") to acquire, among other things, all of the outstanding shares of First Institutional Marketing, Inc. and certain of its affiliates ("FIMI") for 1,252,174 shares of common stock. In addition, the Company entered into employment agreements for an initial term of 3 years with the three principals of FIMI, calling for them to continue in their current roles for the acquired companies. On March 24, 1999, the Company completed the closing of the Merger.

         The acquisition will be accounted for as a purchase. The purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values. Results of operations for FIMI will be included with those of the Company for periods subsequent to the date of acquisition. The Company has filed a Registration Statement on Form S-3 with respect to the resale of the shares of HomeCom Communications, Inc. Common Stock issued in the Merger.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

                                                                                                 Page
         Premier Financial Services, Inc., First Institutional Marketing, Inc. and
                  All Things Financial, Inc. Combined FIMI Financial Statements:
                           Independent Auditors' Report.......................................     3
                           Combined Balance Sheets............................................     4
                           Combined Statement of Income and Retained Earnings.................     6
                           Combined Statement of Cash Flows...................................     7
                           Notes to the Combined Financial Statements.........................     8

         FIMI Securities, Inc. Financial Statements:
                           Independent Auditors' Report.......................................    12
                           Statements of Financial Condition..................................    13
                           Statements of Income...............................................    14
                           Statements of Changes in Stockholders' Equity......................    15
                           Statements of Cash Flows...........................................    16
                           Notes to the Financial Statements..................................    17
                           Schedule I.........................................................    19
                           Schedule II........................................................    20
                           Schedule III.......................................................    21
                           Report on Internal Control Structure...............................    22


(b)      Pro Forma Financial Information

                                                                                                 Page
         Unaudited Pro Forma Condensed Balance Sheet at December 31, 1998.....................    24
         Unaudited Pro Forma Condensed Statement of Operations for the three
                   months ended March 31, 1999................................................    25
         Unaudited Pro Forma Condensed Statement of Operations for the year
                   ended December 31, 1998....................................................    26

(c)      Exhibits


         10.48 Agreement and Plan of Merger by and among HomeCom Communications, Inc, FIMI Securities Acquisition Corp., Inc., ATF Acquisition Corp., Inc. and Daniel A. Delity, James Wm. Ellsworth, and David B. Frank dated as of November 6, 1999, together with exhibits was previously filed on Form 8-K dated November 18, 1998.

         23.1     Consent of Andrew Shebay & Company, PLLC.

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Premier Financial Services, Inc.
First Institutional Marketing, Inc.
All Things Financial, Inc.
Houston, Texas

We have audited the accompanying statements of financial condition of Premier Financial Services, Inc., First Institutional Marketing, Inc., All Things Financial, Inc., as of December 31, 1998 and 1997, and the related statements of income, and changes in financial condition for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Premier Financial Services, Inc., First Institutional Marketing, Inc., All Things Financial, Inc., as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.


Andrew Shebay & Company, PLLC
Houston, Texas

June 4, 1999

                        PREMIER FINANCIAL SERVICES, INC.
                       FIRST INSTITUTIONAL MARKETING, INC.
                           ALL THINGS FINANCIAL, INC.
                             COMBINED BALANCE SHEETS
                           December 31, 1998 and 1997

                            ASSETS

                                           1998          1997
                                         --------      --------
CURRENT ASSETS:
     Cash and Cash Equivalents           $ 17,447      $ 55,912
     Certificates of Deposit               52,901        50,325
     Accounts Receivable                  164,173       265,465
                                         --------      --------

         Total current assets             234,521       371,702

PROPERTY AND EQUIPMENT:
    Computer Equipment                    281,621       207,448
    Office Equipment and Fixtures         120,734       120,660
    Automobiles                            30,853        30,853
                                         --------      --------
                                          433,208       358,961
    Less:  Accumulated Depreciation       313,558       290,326
                                         --------      --------

         Net Property and Equipment       119,650        68,635

OTHER ASSETS:                               1,879         1,879
                                         --------      --------

 TOTAL ASSETS                            $356,050      $442,216
                                         ========      ========

   The accompanying notes are an integral part of these financial statements.

                        PREMIER FINANCIAL SERVICES, INC.
                       FIRST INSTITUTIONAL MARKETING, INC.
                           ALL THINGS FINANCIAL, INC.
                             COMBINED BALANCE SHEETS
                           December 31, 1998 and 1997

               LIABILITIES AND STOCKHOLDERS' EQUITY

                                                               1998           1997
                                                            ---------       --------
CURRENT LIABILITIES:
    Accounts Payable                                        $ 279,520       $217,646
    Bank Overdraft                                             25,007             --
    Commissions Payable                                        71,037         73,547
    Payroll Taxes Payable                                       6,135          7,561
    Other Accrued Liabilities                                  13,166          2,738
    Current Portion of Capital Leases                          13,242          1,925
    Note Payable                                               15,815         15,815
                                                            ---------       --------

         Total Current Liabilities                            423,922        319,232

LONG-TERM LEASE OBLIGATION-NET                                 68,933             --

STOCKHOLDERS' EQUITY:
    Premier Financial Services, Inc. -Common stock
       authorized 100,000 shares of $1 par value,
       930 shares issued                                          930            930
    First Institutional Marketing, Inc. - Common stock
       authorized 10,000 shares  of $1 par value, 930
       shares issued                                              930            930
    All Things Financial, Inc., - Common stock
      authorized 10,000 shares of $1 par
      value, 930 shares issued                                    895            895
Paid in Capital--Premier Financial Services, Inc.                 100            100
Retained earnings                                            (139,660)       120,129
                                                            ---------       --------

          Total stockholders' equity                         (136,805)       122,984
                                                            ---------       --------

 TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY                                                 $ 356,050       $442,216
                                                            =========       ========


   The accompanying notes are an integral part of these financial statements.

                        PREMIER FINANCIAL SERVICES, INC.
                       FIRST INSTITUTIONAL MARKETING, INC.
                           ALL THINGS FINANCIAL, INC.
               COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                 For the years ending December 31, 1998 and 1997


REVENUE                                        $ 3,944,618       $ 4,277,324

COST OF REVENUES                                 3,155,312         3,211,206
                                               -----------       -----------

GROSS PROFIT                                       789,306         1,066,118

OPERATING EXPENSES                                 883,180           986,771
                                               -----------       -----------

NET OPERATING INCOME                               (93,874)           79,347

OTHER INCOME (EXPENSE)
    Interest Income                                  3,854             2,495
    Interest Expense                                (2,788)             (815)
                                               -----------       -----------


         Total Other Income                          1,066             1,680
                                               -----------       -----------


COMBINED NET INCOME                                (92,808)           81,027

    Retained Earnings - beginning of year          120,129           151,298
    Stockholder Distributions                     (166,981)         (112,196)
                                               -----------       -----------


RETAINED EARNINGS - END OF YEAR                $  (139,660)      $   120,129
                                               ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                        PREMIER FINANCIAL SERVICES, INC.
                       FIRST INSTITUTIONAL MARKETING, INC.
                           ALL THINGS FINANCIAL, INC.
                        COMBINED STATEMENT OF CASH FLOWS
                 For the Years ending December 31, 1998 and 1997


CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss)                                    $ (92,808)      $  81,027
     Adjustments to Reconcile Combined Net Income
       to Net Cash Provided by Operating Activities:
          Depreciation                                       39,761          23,895
     Decrease (Increase) In:
          Accounts Receivable                               101,292         231,537
          Employee Advances                                      --          16,433
          Due from Affiliate                                     --           2,437
     (Decrease) Increase In:
          Accounts Payable                                   59,365        (111,578)
          Bank Overdraft                                     25,007              --
          Commission Payable                                     --         (52,709)
          Payroll Taxes Payable                               9,002           2,824
          Other Accrued Liabilities                              --         (15,340)
                                                          ---------       ---------


    Net cash provided by operating activities               141,619         178,526

CASH FLOWS FROM INVESTING ACTIVITIES
    Increase in CD                                           (2,579)
    Purchase of Equipment                                   (94,022)        (10,176)
                                                          ---------       ---------

         Net Cash (used) in Investing Activities            (96,601)        (10,176)

CASH FLOWS FROM FINANCING ACTIVITIES
    Distributions to Shareholders                          (163,733)             --
    Proceeds from New Notes and Leases                       80,250          15,000
    Repayments of Capital Lease Obligations                                 (23,521)
                                                          ---------       ---------

         Net Cash (used) in Financing Activities            (83,483)         (8,521)
                                                          ---------       ---------

NET INCREASE IN CASH                                        (38,465)        159,829

    Cash Balance - beginning of year                         55,912        (103,917)
                                                          ---------       ---------

CASH BALANCE - END OF YEAR                                $  17,447       $  55,912
                                                          =========       =========


   The accompanying notes are an integral part of these financial statements.

                        PREMIER FINANCIAL SERVICES, INC.
                       FIRST INSTITUTIONAL MARKETING, INC.
                           ALL THINGS FINANCIAL, INC.

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 For the Year Ended December 31, 1998 and 1997



1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             Nature of the Business - Premier Financial Services, Inc., First Institutional Marketing, Inc., All Things Financial, Inc., (the Companies) begin operations in 1989. The Companies are marketing organizations dedicated to providing fixed and variable annuities, insurance products and full service brokerage to banks, savings and loan and credit unions. Associated brokerage services are provided by FIMI Securities, Inc., an uncombined company related through common ownership. First Institutional Marketing, Inc.,(FIMI), Premier Financial Services, Inc.,(PFS), and All Things Financial, Inc., (ATF) operated exclusively in the United States.

             Principles of Combination - The combined financial statements include the combined accounts of the Companies, which are related through common ownership. All material intercompany transactions have been eliminated.

             Cash and Cash Equivalents - The Companies define cash equivalents as short-term, highly liquid investments that are readily convertible to cash with a maturity of less than three months.

             Property and Equipment - Property and equipment are stated at cost less accumulated depreciation. Depreciation expense is provided using accelerated and straight-line methods for financial reporting purposes. Major classifications and estimated useful lives are as follows:

                     Computer equipment                          5-7 years
                     Office equipment and fixtures                 7 years
                     Automobiles                                   5 years

             Cost of assets includes capital expenditures, which improve the efficiency of the assets or lengthen their useful lives. Normal or recurring expenditures for repair and maintenance and capital expenditures of insignificant amounts are expenses when incurred. Cost and related accumulated depreciation of assets sold or retired are eliminated from the accounts, and gains or losses on disposal are reflected in income. Depreciation expense totaled $39,761 and $23,895 in 1998 and 1997 respectively and includes amortization of capital leases.

             Advertising costs - Advertising costs are charged to operations when the advertising first takes place. No direct-response advertising is used by the Companies. Total advertising expense for the years ending December 31, 1998 and 1997 was $43,038 and $59,468 respectively.

                        PREMIER FINANCIAL SERVICES, INC.
                       FIRST INSTITUTIONAL MARKETING, INC.
                           ALL THINGS FINANCIAL, INC.

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 1998



1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  CONTD'

             Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

2.           LEASES

             Operating lease - The Companies currently lease office space in a Houston, Texas facility under a five year operating lease. The lease continues through July 14, 2002, and provides for minimum monthly rental payments of $2,998, plus an annual increase based on the increase in building operating costs. Rental expense for the year ending December 31, 1998 and 1997 was $85,825 and $83,792.

             Capital leases - The Companies lease computer equipment under capital leases expiring 1998 through 2004. At December 31, 1998 and 1997 the lease obligations were as follows:


                                                                                            1998        1997
                                                                                          -------      ------
                        Capital lease for equipment  payable to Bevenco,  dated June
                        1995,  interest at 10%,  payable in 36 monthly  installments
                        of $330                                                           $    --      $1,925

                        Capital lease for equipment payable to Bevenco, dated
                        May 1998, interest at 15%, payable in 60 monthly
                        installments of $657
                                                                                           25,357          --

                        Capital lease for equipment payable to Bevenco, dated
                        May 1998, interest at 15%, payable in 60 monthly
                        installments
                        of $1,417                                                          56,818          --
                                                                                          -------      ------

                               Total Lease Obligation                                      82,175

                        Less amount shown as current                                       13,242       1,925
                                                                                          -------      ------

                        Long-term obligation                                              $68,933      $   --
                                                                                          =======      ======

                        PREMIER FINANCIAL SERVICES, INC.
                       FIRST INSTITUTIONAL MARKETING, INC.
                           ALL THINGS FINANCIAL, INC.

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 1998




             Future minimum commitments, by year and in the aggregate related to capital and non-cancelable operating leases at December 31, 1998, is as follows:

                                  Capital      Operating
Year ending December 31,           Lease         Lease
                                  -------      --------

         1999                     $13,921      $ 35,976
         2000                      15,433        35,976
         2001                      17,987        35,976
         2002                      20,963        17,988
         2003                      13,871
                                  -------      --------

Total minimum lease payments      $82,175      $161,892
                                  =======      ========


3.           LONG-TERM DEBT

             The note payable represents an agreement between First Institutional Marketing, Inc. and one of its insurance carriers. The unsecured note is dated April 14, 1997, and is payable in monthly installments of $1,356, beginning May, 1998. As of the date of this report no payments have been made on the note because of a dispute with the insurance carrier. The note is reflected as a current liability on the combined balance sheet.

4.           INCOME TAXES

             The Companies have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Companies do not pay Federal Corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares of income.


5.           TREASURY STOCK

             During the year the Companies canceled all common stock held in treasury, resulting in a reduction to the capital stock accounts and additional paid in capital. Shares in treasury consisted of 405 shares of Premium Financial Services, Inc.; 320 shares of First Institutional Marketing, Inc.; and 255 shares of All Things Financial, Inc.

                        PREMIER FINANCIAL SERVICES, INC.
                       FIRST INSTITUTIONAL MARKETING, INC.
                           ALL THINGS FINANCIAL, INC.

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 1998




6.           RELATED PARTY TRANSACTIONS

             Pursuant to informal agreements, Premier Financial Services, Inc. processes payroll, contract labor charges, and various other general and administrative expenses for affiliated companies, Premier Financial Services, Inc, is reimbursed for this expense on a regular basis. Amounts paid by First Institutional Marketing and All Things Financial, Inc. have been eliminated in the combination. Additional reimbursements of $607,000 and $922,879 for the years ending December 31, 1998 and 1997, and are recorded in revenues.

7            EMPLOYEE BENEFITS

             The Companies maintain a 401(k)-retirement plan that covers all eligible employees. This defined contribution plan provides matching Company contributions equal to 50% of the employee contribution to a maximum Company contribution of 3%. Additionally, the Companies may make discretionary contributions. Contributions by the Companies totaled $3,005 and $25,143, for 1998 and 1997 and are included in employee benefits.

8.           NON-CASH TRANSACTIONS

             During the year, the Companies reclassified various shareholder loans and advances to stockholder distributions. These reclassifications totaled $112,196 in 1997.

9.           PROPOSED SALE OF THE COMPANY

             On June 15, 1998 the shareholders of the Company signed a letter of intent, along with the shareholders of other affiliated Companies, to exchange all of the their common stock for common stock in HomeCom Communications, Inc. HomeCom is a Company whose stock is listed on the NASDAQ. In November 1998 a merger agreement was executed. On March 1, 1999, HomeCom filed a registration statement with the Securities and Exchange Commission to cover one-half of the stock to be issued in the merger. The merger was closed and became effective on March 24, 1999.

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
FIMI Securities, Inc.
Houston, Texas

We have audited the accompanying statements of financial condition of FIMI Securities, Inc.(an S corporation), as of December 31, 1998 and 1997, and the related statements of income, changes in stockholders' equity, and changes in financial condition for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FIMI Securities, Inc., as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information contained in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Andrew Shebay & Company, PLLC

March 2, 1999

                             FIMI SECURITIES, INC.
                        STATEMENTS OF FINANCIAL CONDITION
                           December 31, 1998 and 1997




                                     ASSETS


                                               1998         1997
                                              -------      -------
Current Assets:
     Cash                                     $44,339      $29,621
     Prepaid expense                               --
                                              -------      -------

           Total current assets                44,339       29,621

Other Assets:
    Organizational Cost                        15,268       15,269
                                              -------      -------

                                              $59,607      $44,890
                                              =======      =======




Common stock - authorized 10,000 shares
    of $1 par value, 1,000 shares issued
     and outstanding                          $ 1,000      $ 1,000
Contributed capital                            19,000       19,000
Retained earnings                              39,607       24,890
                                              -------      -------

            Total stockholders' equity        $59,607      $44,890
                                              =======      =======

The accompanying notes are an integral part of these financial statements.

                              FIMI SECURITIES, INC.
                              STATEMENTS OF INCOME
                 For the Years Ending December 31, 1998 and 1997



                                                                       1998           1997
                                                                     --------      ---------
REVENUE
    Commissions                                                      $634,336      $ 868,823
    Interest and other income                                              95          4,001
                                                                     --------      ---------

         TOTAL REVENUE                                                634,431        872,824

EXPENSES
    Management fee                                                    607,000        947,000
    Broker fees                                                             0          1,448
    Accounting                                                          3,800          3,000
    Licenses & permits                                                  8,115          1,220
    Office supplies & expense                                             248            214
    Taxes                                                                 101            331
    Professional fees                                                     450            500
                                                                     --------      ---------

         TOTAL EXPENSES                                               619,714        953,713
                                                                     --------      ---------

 NET INCOME                                                          $ 14,717      $ (80,889)
                                                                     ========      =========

The accompanying notes are an integral part of these financial statements.

                             FIMI SECURITIES, INC
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                 For the Years Ending December 31, 1998 and 1997




                                                         Additional
                                             Common        Paid in        Retained
                                              Stock        Capital        Earnings       Total
                                            --------       --------       --------      --------

 BALANCE, December 31, 1996                 $  1,000       $ 19,000       $105,779      $125,779

    Net income (loss)                                                      (80,889)      (80,889)
                                            --------       --------       --------      --------

BALANCE, December 31, 1997                     1,000         19,000         24,890        44,890

    Net income (loss)                                                       14,717        14,717
                                            --------       --------       --------      --------


 BALANCE, December 31, 1998                 $  1,000       $ 19,000       $ 39,607      $ 59,607
                                            ========       ========       ========      ========

The accompanying notes are an integral part of these financial statements.

                             FIMI SECURITIES, INC
                            STATEMENTS OF CASH FLOWS
                 For the Years Ending December 31, 1998 and 1997




                                                            1998           1997
                                                          -------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES

     Net income (loss)                                    $14,717      $ (80,889)
     Change in prepaid expenses                                --          3,000
                                                          -------      ---------


    Net cash provided (used) by operating activities       14,717        (77,889)
                                                          -------      ---------



CASH

    Net increase (decrease) in cash                        14,717        (77,889)

    Balance - beginning of year                            29,622        107,511
                                                          -------      ---------

    Balance - end of year                                 $44,339      $  29,622
                                                          =======      =========

The accompanying notes are an integral part of these financial statements.

                              FIMI SECURITIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                 For the Years Ended December 31, 1998 and 1997



1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             Nature of the business - The Company was formed in 1994 primarily for the purpose of qualifying and operating as a broker-dealer. The Company is a member of the National Association of Security Dealers and is registered with the Securities and Exchange Commission and with various states' securities commissions. The Company's primary business is in the wholesale brokerage of variable annuities.

             Income taxes - The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares of income.

             Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

2.           NET CAPITAL REQUIREMENTS

             Pursuant to the net capital provisions of Rule 15c3-1 of the Securities Exchange Act of 1934, the Company is required to maintain a minimum net capital, as defined under such provisions. Net capital and the related net capital ratio may fluctuate on a daily basis. At December 31, 1997, the Company had net capital and net capital requirements of approximately $29,621 and $5,000 respectively. At December 31, 1998, the Company had net capital and net capital requirements of approximately $44,338 and $5,000 respectively. The net capital rules may effectively restrict the payment of cash dividends.

3.           TRANSACTIONS WITH AFFILIATES

             The management fee reported on the Statements of Income represents billings from various affiliated companies for the fair market value of management and administrative services rendered.

4.           SIGNIFICANT CUSTOMER

             A significant portion of the commission income is derived from transactions with one company. Approximately 79% in 1998 and 20% in 1997 of commission income is attributable to one unrelated Brokerage Company.

                              FIMI SECURITIES, INC.
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                 For the Years Ended December 31, 1998 and 1997



5.           LITIGATION

             During 1998 the Company was named in a lawsuit with certain affiliated companies arising from a breach of contract dispute. At this time no estimate of the potential outcome can be made by the Company's legal counsel. The Company intends to vigorously defend its position.

6.           PROPOSED SALE OF THE COMPANY

             On June 15, 1998 the shareholders of the Company signed a letter of intent, along with the shareholders of other affiliated Companies, to exchange all of the their common stock for common stock in HomeCom Communications, Inc. HomeCom is a Company whose stock is listed on the NASDAQ. In November 1998 a merger agreement was executed. In January 1999 HomeCom filed a registration statement with the Securities and Exchange Commission to cover the stock to be issued in the merger. The merger is expected to be closed in early 1999.

                              FIMI SECURITIES, INC.
                  COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1
                OF THE SECURITIES AND EXCHANGE COMMISSION For the
                     Years Ending December 31, 1998 and 1997




SCHEDULE I

                                                                     1998         1997
                                                                   -------      -------
Net capital:
     Stockholders' Equity                                          $59,607      $44,890

     Less non-allowable assets:                                     15,268       15,269
                                                                   -------      -------

           Net capital before haircuts on securities position       44,339       29,621
                                                                   -------      -------

Haircuts on securities:                                                -0-          -0-
                                                                   -------      -------

           Net capital                                             $44,339      $29,621
                                                                   =======      =======

Net capital requirement                                            $ 5,000      $ 5,000

Net capital in excess of required amount                            39,339       24,621
                                                                   -------      -------

           Net capital                                             $44,339      $29,621
                                                                   =======      =======

Aggregate indebtedness                                                 -0-          -0-
                                                                   =======      =======

Ratio of aggregate indebtedness to net capital                      0 to 1       0 to 1
                                                                   =======      =======




Note - This computation does not differ from the computation of net capital under Rule 15c3-1 as of December 31, 1998 filed by FIMI Securities, Inc. with the National Association of Securities Dealers on part II of Form X-17A-5.

                              FIMI SECURITIES, INC.
                        COMPUTATION FOR DETERMINATION OF
                      RESERVE REQUIREMENT UNDER RULE 15c3-3
                    OF THE SECURITIES AND EXCHANGE COMMISSION
                         As of December 31,1998 and 1997




SCHEDULE II


The Company is in compliance with the exemptive provisions of SEC Rule 15c3-3(k)(2)(i) in that it carried no margin accounts, handled no customers' funds or securities, and held no funds or securities for or owed no money or securities to its customers.

                              FIMI SECURITIES, INC.
                       STATEMENT OF CHANGES IN LIABILITIES
                   SUBORDINATED TO CLAIMS OF GENERAL CREDITORS
                        As of December 31, 1998 and 1997



SCHEDULE III









                                      NONE

                         ANDREW SHEBAY & COMPANY, PLLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                   6445 HIGH STAR - HOUSTON, TEXAS 77074-8099
               713-777-4524 - FAX: 713-777-5695 - ags@shebay.com

           INDEPENDENT AUDITORS' REPORT ON INTERNAL CONTROL STRUCTURE
                           REQUIRED BY SEC RULE 17a-5


To the Board of Directors
FIMI Securities, Inc.

In planning and performing our audit of the financial statements of FIMI Securities, Inc. for the period ended December 31, 1998, we considered its internal control structure in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on the internal control structure.

We also made a study of the practices and procedures followed by the Company in making the periodic computations of aggregate indebtedness and net capital under rule 17a-3(a)(11)and the procedures for determining compliance with the exemptive provisions of rule 15c3-3. We did not review the practices and procedures followed by the Company in making the quarterly securities examinations, counts, verifications and comparisons and the recordation of differences required by rule 17a-13 or in complying with the requirements for prompt payment for securities under section 8 of regulation T of the Board of Governors of the Federal Reserve System, because the Company does not carry security accounts for customers or perform custodial functions relating to customer securities.

The management of the Company is responsible for establishing and maintaining an internal control structure and the practices and procedures referred to in the preceding paragraph. In fulfilling the responsibility, estimates and judgements by management are required to assess the expected benefits and related costs of internal control structure policies and procedures and of the practices and procedures referred to in the preceding paragraph and to assess whether those practices and procedures can be expected to achieve the Commission's above-mentioned objectives. Two of the objectives of an internal control structure and the practices and procedures are to provide management with reasonable, but not absolute, assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting practices and procedures. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in any internal control structure or the practices and procedures referred to above, errors or irregularities may occur and not be detected. Also, projection of any evaluation of them for the future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in the amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure that we consider to be material weakness as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the Commission to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's practices and procedures were adequate at December 31, 1998, to meet the Commission's objectives.

This report is intended solely for the use of management, the Securities and Exchange Commission, the NASD and other regulatory agencies which rely on Rule 17a-5(g) under the Securities Exchange Act of 1934 and should not be used for any other purpose.





/s/ Andrew Shebay & Company, PLLC

Andrew Shebay & Company, PLLC
Houston, Texas
March 2, 1999

The following unaudited pro forma financial statements give effect to the acquisition by the Company of FIMI in a transaction accounted for as a purchase. The unaudited pro forma balance sheet is based on the individual balance sheets of the Company appearing in the Company's Annual Report on Form 10-K, and of FIMI, appearing elsewhere in this Current Report on Form 8-K, and has been prepared to reflect the acquisition by the Company of FIMI as of December 31, 1998. The unaudited pro forma statements of income are based on the individual statements of income of the Company appearing in the Company's Annual Report on Form 10-K and of FIMI, appearing elsewhere in this Current Report on Form 8-K, and combines the results of operations of the Company and of FIMI (acquired by the Company as of March 24, 1999) for the year ended December 31, 1998 and for the three months ended March 31, 1999, as if the acquisition occurred on January 1, 1998. These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company appearing in the Company's Annual Report on Form 10-K, and of FIMI, appearing elsewhere in this Current Report on Form 8-K.


                          HomeCom Communications, Inc.
              Pro Forma Unaudited Combined Condensed Balance Sheet
                               December 31, 1998


                                                                                                  Pro forma         Pro forma
                                                                    HomeCom          FIMI         Adjustments       As adjusted
                                                                 ------------      ---------      -----------       ------------
                    ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                                $  2,291,932      $ 114,687      $  (370,000)(e)   $  2,036,619
        Restricted cash                                               250,000                                            250,000
        Accounts receivable, net                                      680,790        164,173               --            844,963
        Loans to shareholders                                              --             --          370,000 (e)        370,000
        Other current assets                                            4,796             --               --              4,796
                                                                 ------------      ---------      -----------       ------------
                  Total current assets                              3,227,518        278,860               --          3,506,378
FURNITURE, FIXTURES AND EQUIPMENT, NET                                797,263        119,650                             916,913
                                                                                                       77,198 (b)
INTANGIBLE ASSETS, NET                                                351,320             --        4,236,104 (a)      4,664,622
OTHER NON-CURRENT ASSETS                                              189,389         17,147               --            206,536
                                                                 ------------      ---------      -----------       ------------
                  Total assets                                   $  4,565,490      $ 415,657      $ 4,313,302       $  9,294,449
                                                                 ============      =========      ===========       ============

             LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
        Accounts payable and accrued expenses                    $    424,094      $ 317,693                        $    741,787
        Accrued payroll liabilities                                   300,927         77,172                             378,099
        Unearned revenue                                              128,345             --                             128,345
        Other current liabilities                                     108,427         29,057               --            137,484
                                                                 ------------      ---------      -----------       ------------
                  Total current liabilities                           961,793        423,922               --          1,385,715

OBLIGATIONS UNDER CAPITAL LEASES                                       88,242         68,933                             157,175
OTHER LIABILITIES                                                      67,006             --               --             67,006
                                                                 ------------      ---------      -----------       ------------
                  Total liabilities                                 1,117,041        492,855               --          1,609,896
                                                                 ------------      ---------      -----------       ------------

STOCKHOLDERS' EQUITY (DEFICIT):
                                                                                                       (3,755)(b)
        Common stock                                                      507          3,755              125 (a)            632
                                                                                                      (19,100)(b)
        Additional paid-in capital                                 10,355,724         19,100        4,235,979 (a)     14,591,703
        Subscriptions receivable                                     (196,878)            --               --           (196,878)
        Accumulated deficit                                        (6,710,904)      (100,053)         100,053 (b)     (6,710,904)
                                                                 ------------      ---------      -----------       ------------
                  Total stockholders' equity (deficit)              3,448,449        (77,198)       4,313,302          7,684,553
                                                                 ------------      ---------      -----------       ------------
                  Total liabilities and stockholders' equity
                    (deficit)                                    $  4,565,490      $ 415,657      $ 4,313,302       $  9,294,449
                                                                 ============      =========      ===========       ============

The accompanying notes are an integral part of these pro forma financial statements.

                          HomeCom Communications, Inc.
         Pro forma Unaudited Combined Condensed Statement of Operations for the three months ended March 31, 1999

                                                                        FIMI
                                                                     (through          Pro forma           Pro forma
                                                     HomeCom       March 24, 1999)    Adjustments         As adjusted
                                                    ----------     ---------------    -----------         -----------

Net Sales                                          $ 1,042,337      $   682,933       $        --        $ 1,725,270

Cost of Sales                                          676,725          498,350                --          1,175,075
                                                   -----------      -----------         ---------        -----------

Gross Profit                                           365,612          184,583                --            550,195

Operating Expenses                                   1,745,017          332,329           154,971 (d)      2,232,317
                                                   -----------      -----------         ---------        -----------

Operating Loss                                      (1,379,405)        (147,746)         (154,971)        (1,682,122)

Other Expenses (Income), Net                            (7,819)              --                --             (7,819)
                                                   -----------      -----------         ---------        -----------

Loss Before Income Taxes                            (1,371,586)        (147,746)         (154,971)        (1,674,303)

Income Taxes                                                --               --                --                 --
                                                   -----------      -----------         ---------        -----------

Net Loss                                            (1,371,586)        (147,746)         (154,971)        (1,674,303)

Preferred Stock Dividend                                    --               --                --                 --
                                                   -----------      -----------         ---------        -----------

Loss Applicable to Common Shareholders             $(1,371,586)     $        --         $(154,971)       $(1,526,557)
                                                   ===========      ===========         =========        ===========

Basic and Diluted Loss Per Share                   $     (0.26)     $        --         $      --        $     (0.24)
                                                   ===========      ===========         =========        ===========

Weighted Average Common Shares Outstanding           5,231,058        1,252,174                --          6,483,232
                                                   ===========      ===========         =========        ===========


The accompanying notes are an integral part of these pro forma financial statements.

                          HomeCom Communications, Inc.
         Pro forma Unaudited Combined Condensed Statement of Operations for the year ended December 31, 1998


                                                                                    Pro forma         Pro forma
                                                     HomeCom           FIMI        Adjustments       As adjusted
                                                    ----------      -----------    -----------       ------------
Net Sales                                          $3,292,410       $ 3,972,049    $        --      $   7,264,459

Cost of Sales                                        2,601,311        3,168,026             --          5,769,337
                                                   -----------      -----------      ---------        -----------

Gross Profit                                           691,099          804,023             --          1,495,122

Operating Expenses                                   6,019,041          883,180        619,885 (c)      7,522,106
                                                   -----------      -----------      ---------        -----------

Operating Loss                                      (5,327,942)         (79,157)      (619,885)        (6,026,984)

Other Expenses (Income), Net                        (4,123,802)          (1,066)            --         (4,124,868)
                                                   -----------      -----------      ---------        -----------

Loss Before Income Taxes                            (1,204,140)         (78,091)      (619,885)        (1,902,116)

Income Taxes                                                --               --             --                 --
                                                   -----------      -----------      ---------        -----------

Net Loss                                            (1,204,140)         (78,091)      (619,885)        (1,902,116)

Preferred Stock Dividend                              (666,667)              --             --           (666,667)
                                                   -----------      -----------      ---------        -----------

Loss Applicable to Common Shareholders             $(1,870,807)     $        --      $(619,885)       $(2,490,692)
                                                   -----------      -----------      ---------        -----------

Basic and Diluted Loss Per Share                   $     (0.44)     $        --      $      --        $     (0.45)
                                                   ===========      ===========      =========        ===========

Weighted Average Common Shares Outstanding           4,287,183        1,252,174             --          5,539,357
                                                   ===========      ===========      =========        ===========

The accompanying notes are an integral part of these pro forma financial statements.

     (a) To record issuance of 1,252,174 shares of common stock,par value $.0001, and valued for this transaction at a price per share of $3.383, for the net assets of the FIMI Companies. This price per share represents the average of the closing prices of the Company's common stock for the two days before, the day of , and the day after the press release announcing the acquisition on November 11, 1998.

     (b) To record elimination of equity accounts for the FIMI companies.

     (c) To record amortization of intangibles for the year ended December 31, 1998, assuming the acquisition had been completed on January 1, 1998. Intangible assets are being amortized over 7 years, resulting in annual amortization expense of $619,885.

     (d) To record amortization of intangibles for the three months ended March 31, 1999, assuming the acquisition had been completed on January 1, 1998. Intangible assets are being amortized over 7 years, resulting in annual amortization expense of $619,885, or $154,971 for the three month period ended March 31, 1999.

     (e)      To record a $370,000 loan made to the Sellers on January 29, 1999.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HOMECOM COMMUNICATIONS, INC.
                                               (Registrant)


Date: June 11, 1999                            By: /s/ Harvey Sax
     ---------------                              ---------------------------

                                               Harvey Sax, President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)

                                  Exhibit Index

Exhibit                                   Description

10.48 Agreement and Plan of Merger by and among HomeCom Communications, Inc, FIMI Securities Acquisition Corp., Inc., ATF Acquisition Corp., Inc. and Daniel A. Delity, James Wm. Ellsworth, and David B. Frank dated as of November 6, 1999, together with exhibits was previously filed on Form 8-K dated November 18, 1998.

23.1              Consent of Andrew Shebay & Company, PLLC